UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

CORE LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41695	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6316 Windfern Road Houston, TX		77040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 328-2673

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01)	CLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Core Laboratories Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 12, 2026 in Houston, Texas. At the Annual Meeting, the Company’s shareholders were asked to vote on the following proposals: (1) to re-elect two current Class I Directors to serve under the terms and conditions described within the Company’s proxy statement until its annual meeting in 2029 and until their successors shall have been duly elected and qualified; (2) to ratify the appointment of KPMG LLP as the Company’s independent registered public accountant for the year ending December 31, 2026; and (3) to approve, on an advisory basis, the compensation philosophy, policies and procedures described in the section of the Company’s proxy statement entitled “Compensation Discussion and Analysis” and the compensation of the Company’s named executive officers as disclosed pursuant to the U.S. Securities and Exchange Commission’s compensation disclosure rules, including the compensation tables.

Given that more than 50% of the issued share capital was present and represented at the Annual Meeting either in person or by proxy, proposal 1 could be approved by the affirmative vote of a plurality of votes cast, and proposals 2 and 3 could be approved by the affirmative vote of holders of a majority of shares present in person or represented by proxy and entitled to vote. All items were approved, and the certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1 – Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Harvey Klingensmith	35,880,017	3,756,385	2,077,874
Curtis Anastasio	39,271,486	364,916	2,077,874

Proposal 2 – Appointment of KPMG as Independent Registered Public Accountant: The ratification of the appointment of KPMG as the Company’s independent registered public accountant for the fiscal year ending December 31, 2026 was approved as follows:

For	Against	Abstentions	Broker Non-Votes
41,220,974	484,159	9,143	—

Proposal 3 – Approving the Compensation of the Company’s Named Executive Officers: An advisory vote on the compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstentions	Broker Non-Votes
38,265,683	1,263,224	107,495	2,077,874

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories Inc.

Dated: May 13, 2026	By	/s/ Christopher S. Hill
Christopher S. Hill
Chief Financial Officer